UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

TTEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

9197 S. Peoria Street
Englewood, CO 80112-5833

(303) 397-8100

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 397-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., par value $0.01 per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2021, TTEC Holdings, Inc. (“TTEC”) entered into a fifth amendment (the “Fifth Amendment”) to its $900 million revolving line of credit (as amended, the “Credit Facility”) to increase the total commitments by $300 million to $1.2 billion by exercising the accordion feature. The $300 million increase is in the form of a term loan, which can be prepaid anytime and will become due on February 14, 2024, contemporaneously with the expiration of the revolving line of credit. The Credit Facility as amended provides TTEC with increased financial capacity and flexibility to support growth-oriented investments, strategic acquisitions, and discretionary capital distributions.

The above description is only a summary of the Fifth Amendment and is qualified in its entirety by the copy of the Fifth Amendment which will be filed with the Company’s quarterly report on Form 10Q for the period ending March 31, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On March 29, 2021, TTEC issued a press release announcing the increase in the Credit Facility. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing TTEC Increases its Credit Facility to $1.2 Billion.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2021	TTEC Holdings, Inc. (Registrant)

	By:	/s/ Regina M. Paolillo
	Name:	Regina M. Paolillo
	Title:	Chief Financial Officer

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